EXHIBIT 10.1

BELMONT SAVINGS BANK

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

APPENDIX A-1

Except as otherwise defined in this Appendix, the terms used herein shall have the meaning(s) ascribed to them in the Belmont Savings Bank Supplemental Executive Retirement Plan (“Plan”), to which this Appendix, as amended from time to time, is appended and into which this Appendix is incorporated by reference.

Participant’s Benefit Percentage: 20% of Participant’s Final Average Compensation (as defined in the Plan), multiplied by the Participant’s Vested Percentage, as set forth herein:

Participant Name	Date of Hire	Years of Service	Vested Percentage
Robert M. Mahoney	May 12, 2010	0-4	0%
		5 or more	100%

Notwithstanding the foregoing, if prior to the completion of five (5) Years of Service, the Participant either is terminated by the Bank without Cause or resigns for Good Reason, the Participant’s “Benefit Percentage” shall be multiplied by the following:

Years of Service	Vested Percentage
Less than 1	20%
1	40%
2	60%
3	80%
4	100%

A-1